UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                             THE ROUSE COMPANY
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The following is a set of Frequently Asked Questions that was first posted on Rouse's intranet on September 17, 2004.


SEPTEMBER 17, 2004

FREQUENTLY ASKED QUESTIONS (FAQ) BY EMPLOYEES OF THE ROUSE COMPANY REGARDING MERGER WITH GENERAL GROWTH PROPERTIES

EMPLOYMENT
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FOR THOSE ROUSE EMPLOYEES WHO CONTINUE AS PART OF THE TRANSITION AFTER THE
CLOSE OF THE DEAL, WILL ROUSE YEARS OF SERVICE BE COUNTED AS GGP YEARS OF
SERVICE?

Rouse years of service will be counted as GGP years of service for purposes of benefit eligibility, service and vesting. However, in many instances GGP's plans differ from ours. Plans and eligibility requirements will be announced closer to the closing.

IF AN EMPLOYEE IS KEPT FOR TRANSITION, AND REMAINS EMPLOYED AFTER THE CLOSING, WILL THE ADDITIONAL TIME AN EMPLOYEE WORKS FOR THE NEW COMBINED COMPANY BE COUNTED TOWARDS YEARS OF SERVICE? YES.

BENEFITS
--------

CAN WE CARRY OVER ACCRUED BUT UNUSED VACATION TIME TO GGP?

Employees are encouraged to use their vacation time. However, if you are unable to use your vacation prior to the close, accrued but unused vacation will be carried over to GGP. If, as of 12/31/04, an employee has unused vacation, up to a maximum of 40 hours will be carried over to 1/1/05. If there are any special circumstances in which an employee was not allowed to take vacation and has an excess of 40 hours at year end, the supervisor may request special consideration of additional carryover.

WILL TRC MAKE THE EMPLOYER FIXED CONTRIBUTION TO MY RETIREMENT SAVINGS
PLAN?

The fixed contribution feature will be retained for the TRC Retirement Savings Plan for the remainder of 2004. This means that, regardless of when the closing occurs, if your employment continues through December 31, 2004, you will receive the fixed contribution for the full year. If the closing occurs in 2004 and your employment terminates in 2004, and your termination entitles you to severance pay under the TRC severance policy, you will receive a prorated fixed contribution based on the number of days in 2004 that you were employed by TRC. If GGP determines that it is not practical to make the fixed contribution to the plan, they have the option to award the fixed contribution in cash to the employees. Finally, all unvested account balances under the Retirement Savings Plan will vest at the time of closing.

DOES GGP HAVE A 401(K) ACCOUNT THAT ACCEPTS ROLLOVERS?

Yes.

WILL THERE BE A TRC EMPLOYEE COMPUTER EQUIPMENT PURCHASE PROGRAM?

We do not anticipate this type of program.

WILL TRC RETIREES BE ABLE TO ACCESS THE INTRANET FAQ?

No - there is no mechanism for retirees to interface with the internal TRC intranet, as they are not active employees.

SEPARATION AND SEVERANCE
------------------------

WHAT WILL HAPPEN TO MY VACATION TIME IF MY POSITION IS ELIMINATED?

If your position is eliminated, all accrued but unused vacation will be paid to you in your last regular paycheck.

IF A ROUSE EMPLOYEE IS OFFERED A POSITION WITH GGP AFTER THE CLOSING THAT WOULD REQUIRE A MOVE TO CHICAGO AND THE EMPLOYEE DOES NOT WANT TO MOVE, IS HE/SHE STILL ENTITLED TO SEVERANCE?

Under the TRC severance policy, which GGP has agreed to honor until the first anniversary of the close, this situation would be considered a position elimination and severance would be granted.

I AM ELIGIBLE FOR A BONUS FROM TRC IN 2004 - WILL I RECEIVE IT?

The TRC 2004 bonus programs will be retained for the remainder of 2004. This means that, regardless of when the closing occurs, if you are employed by TRC on December 31, 2004, you will receive a full-year 2004 bonus based on actual performance. In addition, if the closing occurs in 2004 and your employment terminates in 2004, and your termination entitles you to severance pay under the TRC severance policy, you will receive a prorated 2004 bonus at "target," based on the number of days in 2004 that you were employed by TRC.


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                   CAUTIONARY FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements, which reflect the Company's current view with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results. The words "will," "plan," "believe," "expect," "anticipate," "should," "target," "intend" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of the Company's Form 10-Q for the quarter ended June 30, 2004.

                           ADDITIONAL INFORMATION

In connection with the proposed merger, the Company will be filing a proxy statement on Schedule 14A with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. The final proxy statement will be mailed to the Company's stockholders. Investors and security holders may also obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's web site at http://www.sec.gov. Copies of the Company's SEC filings are also available on the Company's website at http://www.therousecompany.com under "Investor Relations." Free copies of the proxy statement, once available, and the Company's other filings with the SEC may also be obtained from the Company free of charge by directing a request to The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, Attention: Investor Relations.

INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISIONS.

Information regarding the Company's directors and executive officers who were in office at the time of the Company's 2004 annual meeting of stockholders is available as to those directors and executive officers in the Company's proxy statement for that meeting which was filed with the SEC on April 2, 2004. In addition to those directors and executive officers, a director appointed since the 2004 annual meeting, other members of the Company's management and its employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.